NAVIGATOR TAXABLE INCOME FUNDS
     Navigator U.S. Government Intermediate-Term Portfolio
          Navigator Investment Grade Income Portfolio
                 Navigator High Yield Portfolio

         Supplement to the Prospectus dated May 1, 1997


     The waiver agreements as set forth in the sections entitled "Expenses" and "The Corporation's Board of Directors, Manager and Investment Adviser" on pages 3 and 21, respectively, will remain in effect until May 1, 1998.

                                                  December 31, 1997